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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 27, 1996



                                KIDS MART, INC.
             (Exact name of registrant as specified in its charter)



      FLORIDA                       0-21910                    65-0406710
(State or other jurisdiction      (Commission              (I.R.S. Employer
  of incorporation)               File Number)             Identification No.)


             801 SENTOUS AVENUE, CITY OF INDUSTRY, CALIFORNIA 91748
              (Address of principal executive offices)     (Zip code)


              Registrant's telephone number, including area code:
                                 (818) 854-3166




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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

        On November 27, 1996, Kids Mart, Inc. (the "Company") sold an Unsecured Convertible Promissory Note (the "Note") in the amount of $150,000 to a non-U.S. entity in a transaction outside the United States. The Note is convertible into shares of the Company's common stock, par value $.0001 per share, at a price per share of 65% of the price of the Common Stock on the day immediately prior to conversion not to exceed $1.00. The Note will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KIDS MART, INC.



Date: December 12, 1996                     By /s/ Robert Kelleher
                                               ------------------------
                                               Robert Kelleher
                                               Vice President, Chief Operating
                                                 Officer and Chief Financial
                                                 Officer










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